Fees Summary	Oct. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 301,016,720
Previously Paid Amount	0
Total Fee Amount	46,085.66
Total Offset Amount	0
Net Fee	$ 46,085.66